VARIABLE ANNUITY LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

Wells Fargo & Co.†

3,081

$

89,657

99.7%

Merrill Lynch & Co., Inc.†

2,140

87,184

M&T Bank Corp.†

1,070

86,114

ACE Ltd.

1,560

85,894

FINANCIALS 33.7%

General Growth Properties,

Washington Mutual, Inc.†

30,461

$

313,748

Inc.†

2,055

78,439

E*Trade Financial Corp.*†

80,390

310,305

PNC Financial Services

Freddie Mac

11,540

292,193

Group, Inc.†

1,103

72,324

KeyCorp

10,039

220,356

Chubb Corp.

1,382

68,381

First Horizon National Corp.†

15,236

213,456

Ambac Financial Group, Inc.†

9,010

51,808

Countrywide Financial Corp.†

37,678

207,229

Lehman Brothers Holdings,

Regions Financial Corp.†

10,294

203,306

Inc.†

1,202

45,243

National City Corp.†

19,361

192,642

Bear Stearns Cos., Inc.†

1,932

20,267

CIT Group, Inc.†

16,063

190,347

Total Financials

________

7,153,286

Allstate Corp.

3,929

188,828

American Capital Strategies

CONSUMER DISCRETIONARY 27.7%

Ltd.†

5,444

185,967

Bank of America Corp.†

4,702

178,253

KB HOME†

24,240

599,455

Apartment Investment &

D.R. Horton, Inc.†

37,590

592,042

Management Co. — Class

Lennar Corp. — Class A†

28,180

530,066

A

4,860

174,037

Dillard's, Inc. — Class A†

24,432

420,475

Sovereign Bancorp, Inc.†

18,620

173,538

OfficeMax, Inc.†

21,769

416,659

BB&T Corp.†

5,379

172,451

AutoNation, Inc.*†

20,931

313,337

Huntington Bancshares, Inc.†

15,971

171,688

Jones Apparel Group, Inc.

22,040

295,777

Comerica, Inc.†

4,880

171,190

Centex Corp.†

11,830

286,404

Wachovia Corp.†

6,147

165,969

Brunswick Corp.†

16,187

258,506

MBIA, Inc.†

13,470

164,603

New York Times Co. —

Citigroup, Inc.

7,516

160,993

Class A†

13,146

248,196

Equity Residential†

3,878

160,898

Whirlpool Corp.†

2,504

217,297

Marshall & Ilsley Corp.†

6,490

150,568

Gannett Co., Inc.†

6,970

202,479

Cincinnati Financial Corp.

3,881

147,633

CBS Corp.†

7,472

164,982

Travelers Cos, Inc.

3,067

146,756

Ford Motor Co.*†

28,331

162,053

JPMorgan Chase & Co.

3,314

142,336

Macy's, Inc.

6,939

160,013

Morgan Stanley†

3,110

142,127

Leggett & Platt, Inc.†

10,453

159,408

Zions Bancorporation†

2,990

136,195

Office Depot, Inc.*

10,450

115,473

SunTrust Banks, Inc.†

2,337

128,862

Limited Brands, Inc.†

6,120

104,652

Genworth Financial, Inc. —

Eastman Kodak Co.†

5,888

104,041

Class A

5,664

128,233

Big Lots, Inc.*†

4,610

102,803

Marsh & McLennan Cos.,

Liz Claiborne, Inc.

5,010

90,932

Inc.†

5,220

127,107

J.C. Penney Co., Inc.†

2,370

89,373

Fifth Third Bancorp†

6,040

126,357

Time Warner, Inc.

6,116

85,746

HCP, Inc.

3,655

123,576

Mattel, Inc.†

3,850

76,615

XL Capital Ltd.†

4,177

123,430

Carnival Corp.†

1,697

68,695

Total Consumer Discretionary

________

5,865,479

Developers Diversified Realty

Corp.†

2,946

123,378

Capital One Financial Corp.†

2,190

107,792

UTILITIES 14.2%

U.S. Bancorp†

3,280

106,141

Integrys Energy Group, Inc.†

6,738

314,260

Lincoln National Corp.†

1,944

101,088

NiSource, Inc.†

17,700

305,148

Host Hotels & Resorts, Inc.†

6,276

99,914

DTE Energy Co.†

6,027

234,390

Hartford Financial Services

Duke Energy Corp.†

11,625

207,506

Group, Inc.

1,247

94,485

Pinnacle West Capital Corp.†

5,698

199,886

Progress Energy, Inc.†

4,648

193,822

1

VARIABLE ANNUITY LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

TECO Energy, Inc.†

11,650

$

185,817

Covidien Ltd.

2,184

$

96,642

Consolidated Edison, Inc.†

4,444

176,427

Total Health Care

________

805,231

Pepco Holdings, Inc.†

7,060

174,523

Nicor, Inc.†

4,667

156,391

TELECOMMUNICATION SERVICES 3.0%

Xcel Energy, Inc.

7,543

150,483

Embarq Corp.

3,079

123,468

Ameren Corp.†

3,119

137,361

Citizens Communications

CenterPoint Energy, Inc.†

7,859

112,148

Co.†

11,459

120,205

Southern Co.†

2,922

104,052

Verizon Communications,

American Electric Power Co.,

Inc.

3,248

118,390

Inc.†

2,369

98,621

Windstream Corp.

8,478

101,312

PG&E Corp.†

2,434

89,620

Sprint Nextel Corp.†

13,980

93,526

CMS Energy Corp.†

6,455

87,401

AT&T, Inc.

2,243

85,907

Dominion Resources, Inc.†

1,821

74,370

Total Telecommunication Services

________

642,808

Total Utilities

________

3,002,226

INFORMATION TECHNOLOGY 2.1%

INDUSTRIALS 4.6%

Electronic Data Systems

Ryder System, Inc.†

5,139

313,016

Corp.

9,346

155,611

Masco Corp.†

8,727

173,056

Jabil Circuit, Inc.

16,160

152,873

Tyco International Ltd.

3,580

157,699

Micron Technology, Inc.*†

21,412

127,830

Allied Waste Industries, Inc.*

10,325

111,613

Total Information Technology

________

436,314

RR Donnelley & Sons Co.

2,887

87,505

Avery Dennison Corp.†

1,410

69,443

Northrop Grumman Corp.

886

68,940

ENERGY 1.8%

Total Industrials

________

981,272

Spectra Energy Corp.

17,034

387,523

Total Energy

________

387,523

MATERIALS 4.5%

Total Common Stocks

Ashland, Inc.

5,089

240,710

(Cost $21,544,695)

________

21,137,978

Weyerhaeuser Co.

2,883

187,510

International Paper Co.†

6,332

172,230

Dow Chemical Co.†

3,731

137,487

Face

Market

Bemis Co.†

4,943

125,701

Amount

Value

MeadWestvaco Corp.

3,065

83,429

REPURCHASE AGREEMENTS

Total Materials

________

947,067

1.1%

Collateralized by U.S. Treasury

CONSUMER STAPLES 4.3%

Obligations

Tyson Foods, Inc. — Class A

21,054

335,811

Lehman Brothers Holdings, Inc.

SUPERVALU, INC.

7,337

219,963

issued 03/31/08 at 1.15% due

Kroger Co.†

4,164

105,766

04/01/08

$

247,010

$

________

247,010

Dean Foods Co.

4,860

97,638

Reynolds American, Inc.†

1,465

86,479

Total Repurchase Agreements

Safeway Inc.†

2,423

71,115

(Cost $247,010)

________

247,010

Total Consumer Staples

________

916,772

SECURITIES LENDING COLLATERAL 51.9%

HEALTH CARE 3.8%

Investment in Securities Lending Short

AmerisourceBergen Corp.†

6,500

266,370

Term

Tenet Healthcare Corp.*†

21,806

123,422

Investment Portfolio Held by

McKesson Corp.†

2,184

114,376

U.S. Bank

11,000,394

11,000,394

Cardinal Health, Inc.†

2,022

106,175

Pfizer, Inc.

4,694

98,246

2

VARIABLE ANNUITY LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Value

Total Securities Lending Collateral

(Cost $11,000,394)

________

11,000,394

Total Investments 152.7%

(Cost $32,792,099)

$

_________

32,385,382

Liabilities in Excess of Other

Assets – (52.7)%

$

(11,179,771)

_________

Net Assets – 100.0%

$

21,205,611

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31, 2008

3